EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended report of Empire Post Media, Inc. (the “Company”) on Form 10-K/A for the period ending November 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in his capacity, as both Principal Executive Officer and Chief Financial Officer, and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Sawyer
William Sawyer
President (Principal Executive Officer) and Director May 27, 2020

/s/ Tammy Billington
Tammy Billington
Treasurer, Chief Financial Officer (Principal Financial and Accounting Officer) May 27, 2020